Exhibit 99.2

Colombier Acquisition Corp. Announces Closing of Underwriters’ Over-Allotment Option in Connection with its Initial Public Offering

NEW YORK, July 1, 2021 - Colombier Acquisition Corp. (NYSE: CLBR) (the “Company”) today announced the closing of the issuance of an additional 2,250,000 units pursuant to the full exercise of the underwriters’ over-allotment option in connection with the Company’s initial public offering. The additional units were sold at the initial offering price of $10.00 per unit, generating additional gross proceeds of $22,500,000 to the Company and bringing the total gross proceeds of the initial public offering to $172,500,000.

The Company’s sponsor team is a consortium of SuRo Capital Corp. and principals of Farvahar Partners and Torch Capital, who have come together to leverage their combined expertise and differentiated relationship network to identify and execute attractive business combination opportunities. The team is led by our Chief Executive Officer and Chairman, Omeed Malik and Chief Financial Officer, Joe Voboril. The Company’s board of directors includes: Omeed Malik, Founder and CEO of Farvahar Partners; Joe Voboril, Co-Founder and Managing Director of Farvahar Partners; Ryan Kavanaugh, Co-Founder of Triller; Eddie Kim, Founder and CEO of Memo; Jonathan Keidan, Founder and Managing Partner of Torch Capital; Keri Findley, Senior Managing Director of SuRo Capital Corp.; and Claire Councill, an investor at SuRo Capital Corp.

B. Riley Securities, Inc. acted as sole bookrunning manager. The offering was made only by means of a prospectus. Copies of the prospectus relating to the offering may be obtained from B. Riley Securities, Inc. at 1300 17th Street N., Suite 1300, Attn: Syndicate Prospectus Department, Arlington, Virginia 22209, by telephone at (703) 312-9580 or by email at prospectuses@brileyfin.com.

A registration statement relating to the securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Colombier Acquisition Corp.

Colombier Acquisition Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact:

Colombier Acquisition Corp.
Email: ir@colombierspac.com

Media Contact:

Bill Douglass

Gotham Communications, LLC

bill@gothamcomm.com